Fair Value Measurement (Tables)	12 Months Ended
Dec. 31, 2020
Fair Value Measurement
Schedule of changes in level 3 items for recurring fair value measurements

The following table presents the changes in level 3 items for the year ended on December 31, 2020, and 2019 for recurring fair value measurements:

	Share-based
	compensation
	2020	2019	2018
Opening balance at January 1	34,950	7,045	191
Issue of shares to employees	—	1,844	—
Settlement in cash	—	(2,238)	—
Reclassification from (to) equity	(513)	7,299	2,225
Expenses recognized – general and administrative	11,823	21,000	4,629
Balance at December 31	46,260	34,950	7,045

Schedule of the quantitative information about the significant inputs used in level 3 fair value measurements

The following table summarizes the quantitative information about the significant inputs used in level 3 fair value measurements:

	Weighted average
	inputs			Relationship with of unobservable
Unobservable inputs	2020	2019	2018	inputs to fair value
Net operating revenue growth rate (i)	22.5%	20.3%	14.1%

2020: Increased growth rate (+200 basis points (bps)) and lower discount rate (-100 bps) would increase FV by R$ 586; lower growth rate (-200 bps) and higher discount rate (+100 bps) would decrease FV by R$ 519.

Pre-tax discount rate (ii)	11.4%	13.5%	16.9%

2019: Increased growth rate (+200 basis points (bps)) and lower discount rate (-100 bps) would increase FV by R$ 291; lower growth rate (-200 bps) and higher discount rate (+100 bps) would decrease FV by R$ 874

(i)	The growth rate of net operating revenue is based on the historical growth of the student base and management’s expectations of market development.
(ii)	Pre-tax discount rate reflects specific risks relating to the segment and country in which the Company operates.